Summary Prospectus

January 31, 2011

Turner Quantitative Broad Market Equity Fund

• Institutional Class (TBMEX)

• Investor Class (TBMFX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2011, are incorporated by reference into this summary prospectus.

Ticker Symbol — TBMEX – Institutional Class

Ticker Symbol — TBMFX – Investor Class

CUSIP — 900297730 – Institutional Class / 900297722 – Investor Class

Fund Number — 2791 – Institutional Class / 2790 – Investor Class

Investment Objective

The Turner Quantitative Broad Market Equity Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses	1.78%	6.22%
Shareholder Servicing Fee	None	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.29%	6.73%
Fee Waivers and Expense Reimbursements	(1.64)%[1]	(5.83)%[1]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	0.65%	0.90%

1  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of Institutional Class Shares and Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.64% and 0.89%, respectively, through January 31, 2012. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2012. Turner may discontinue this arrangement at any time after January 31, 2012. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

TURNER QUANTITATIVE BROAD MARKET EQUITY FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Turner Quantitative Broad Market Equity Fund — Institutional Class Shares	$66	$557	$1,075	$2,498
Turner Quantitative Broad Market Equity Fund — Investor Class Shares	$92	$1,469	$2,799	$5,927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 164% of the average value of its portfolio.

Principal Strategy

The Turner Quantitative Broad Market Equity Fund invests primarily (at least 80% of its net assets) in equity securities of companies in the broad U.S. equity markets. The Fund invests in securities of companies that Turner believes, based on its proprietary quantitative model, exhibit characteristics that are predictive of future share price outperformance. Companies in the broad U.S. equity markets generally means companies with market capitalizations at the time of purchase of more than $700 million. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The primary performance benchmark for the Fund is the Russell 3000 Index and a secondary performance benchmark is the S&P 500 Index.

The Fund will invest in securities of companies across market sectors and will primarily seek to maintain sector concentrations that approximate those of the Russell 3000 Index. It is expected that the Fund will generally hold between 75 to 115 securities. The Fund may trade and invest actively in both U.S. and foreign securities that are traded in the U.S., which may take the form of sponsored or unsponsored American Depositary Receipts.

The Adviser will monitor the market and the Fund's positions to attempt to maintain appropriate levels of risk and volatility. The Adviser will attempt to identify, quantify and manage portfolio risks over potential investment horizons to seek to optimize performance. When in Turner's opinion trading losses or volatility reach unacceptable levels, the Adviser will seek to reduce or eliminate the Fund's exposure to such positions, which may result in temporary investments in cash and cash equivalents. A security may be sold in order for the Fund to adhere to its capitalization and capacity constraints, because of a change in its predictive characteristics, or for other reasons.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The smaller and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, smaller and medium capitalization stocks may be more volatile than those of larger companies.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.

TURNER QUANTITATIVE BROAD MARKET EQUITY FUND

Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

The performance of Institutional Class Shares and Investor Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year since the Fund's inception.1

1  The performance information shown above is based on a calendar year. The Fund's Institutional Class Shares commenced operations on June 30, 2008.

Best Quarter	Worst Quarter
21.49 (09/30/09)%	(12.49 (06/30/10))%

This table compares the Fund's average annual total returns for the periods ended December 31, 2010 to those of the Russell 3000 Index and the S&P 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Institutional Class Shares only and will vary for Investor Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2010)

	1 Year	Since Inception (6/30/08)
Turner Quantitative Broad Market Equity Fund — Institutional Class Shares
Before taxes on distributions	14.13%	0.57%
After taxes on distributions	13.97%	0.27%
After taxes on distributions and sale of shares	9.40%	0.33%
Turner Quantitative Broad Market Equity Fund — Investor Class Shares	14.06%	0.36%
Russell 3000 Index[1]	16.93%	2.27%
S&P 500 Index[2]	15.06%	1.61%

1  The Russell 3000 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 3000 stocks that reflect the overall equity market's performance.

2  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TURNER QUANTITATIVE BROAD MARKET EQUITY FUND

Management

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the Quantitative Broad Market Equity Fund.

Portfolio Managers

David Kovacs, CFA, Chief Investment Officer — Quantitative/Security Analyst, is lead manager of the Quantitative Broad Market Equity Fund. Mr. Kovacs joined Turner in 1998.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TUR-SP-09-02